EFFECTIVE SEPTEMBER 21, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 21, 2005

Key Tronic Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11559	91-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road, Spokane Valley, Washington	99216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 928-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	MATERIAL DEFINITIVE AGREEMENT

Long-Term Incentive Plan

On September 21, 2005 the Board of Directors of Key Tronic Corporation (“Company”), upon the recommendation of its Compensation Committee, adopted a long-term incentive plan (“Plan”) to provide a long term cash bonus opportunity to the officers of the Company and the non-employee members of the Board of Directors if certain performance measures to be established by the Board of Directors are met for three fiscal year performance periods. No amounts can be earned for any three fiscal year performance period until the end of the third fiscal year since achievement of performance measures can only be determined at the end of the third fiscal year. The material terms and conditions of the Plan are incorporated herein by reference to Exhibit 10.1 filed herewith.

Fiscal Years 2006-2008 Long-Term Incentive Plan Performance Measures and Awards

On September 21, 2005, the Board of Directors upon recommendation of its Compensation Committee, established long term incentive plan (“Plan”) performance measures for the three fiscal year period 2006 through 2008. The Board of Directors also approved target awards for the three year period for each of the Company’s officers and non-employee Directors. The fiscal 2006-2008 performance measures are based on a combination of sales growth targets and return on invested capital targets. No cash awards will be made to participants if actual Company performance does not exceed the minimum target performance measures. The payments after the end of fiscal year 2008 to each of the named executive officers for the three year performance period, if expected target performance measures are achieved, are as follows: Jack W. Oehlke, President and CEO - $250,000; Craig D. Gates, Executive Vice President & General Manager - $150,000; Ronald F. Klawitter, Executive Vice President of Administration, CFO & Treasurer - $70,000; Efren R. Perez, Vice President of Southwest Operations - $40,000; Michael D. Chard, Vice President of Materials - $40,000. The payment after the end of fiscal year 2008 to each non-employee director of the Company for said three year period, if expected target performance measures are achieved, is $10,000. Actual cash bonus payments to participants under the target awards may be as much as 50% less than the target award amounts or as much as 50% greater than the target award amounts depending on the extent to which Company performance is less than or exceeds the expected target performance measures.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit Number	Description

10.1	Key Tronic Corporation Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION
(Registrant)

Date: September 21, 2005	By:	/s/ Ronald F. Klawitter
Ronald F. Klawitter, Executive Vice President of Administration and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Key Tronic Corporation Long-Term Incentive Plan